UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                           Washington, DC 20549
                                          ________________________________

FORM 8-K
________________________________

 CURRENT REPORT Pursuant to
Section 13 or 15(d) of the Securities
Exchange Act of 1934
                                                            Date of Report (Date of earliest event reported): August 12, 2015

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            Silicon Graphics International Corp.
                   (Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	000-51333 (Commission file Number)	32-0047154 (IRS Employer Identification Number)
900 N. McCarthy Blvd., Milpitas, CA 95035 (Address of principle executive offices, including zip code)
Kirk O. Williams Corporate Secretary 669.900.8139 (Phone number, including area code, of the person to contact in connection with this report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐☐        Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐☐        Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On August 12, 2015, Hagi Schwartz, a member of the Board of Directors of Silicon Graphics International Corp. (the "Company"), notified the Company that he did not intend to stand for reelection at the 2015 Annual Meeting of Stockholders currently scheduled for December 8, 2015.  Concurrent with the expiration of Mr. Schwartz’s term, the Board anticipates that it will reduce the size of the Board to consist of six members.  The decision by Mr. Schwartz to not stand for reelection was not related to any disagreement with the Company.

                                                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 18, 2015	Silicon Graphics International Corp.
By: /s/ Kirk O. Williams
Kirk O. Williams
Corporate Secretary